UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report: (Date of earliest event reported): March 19, 2004


                      Life Sciences Research, Inc. ("LSR")
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             (Exact name of registrant as specified in its charter)



                                    Maryland
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                 (State or other jurisdiction of incorporation)


      33-77286                                   52-2340150
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(Commission File Number)               (I.R.S. Employer Identification Number)


        Mettler Road, East Millstone, NJ           08875
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(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:  (732) 649-9961
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(Former name or former address, if changed since last report)

     Item 5.     Other Events and Regulation FD Disclosure

     On March 19, 2004, LSR issued a press release announcing the Company's 2003 results. A copy of the press release is attached as Exhibit 99.1.

     Item 7.      Financial Statements and Exhibits

                  (c) Exhibits.

                  Exhibit

                  99.1    Press Release, dated March 19, 2004

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act 1934, Life Sciences Research, Inc. has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 22, 2004             LIFE SCIENCES RESEARCH, INC.



                                   By:      /s/ Richard Michaelson
                                            ---------------------------------
                                   Name:        Richard Michaelson
                                   Title:       CFO and Secretary